                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 24, 2000



                               DRUG EMPORIUM, INC.
                               -------------------
             (Exact name of Registrant as specified in its charter)



DELAWARE                                 0-16998                31-1064888
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation)                                           Identification No.)


                155 HIDDEN RAVINES DRIVE, POWELL, OHIO    43065
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (740) 548-7080
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On July 24, 2000, Drug Emporium, Inc. (the "Company") and DrugEmporium.com, Inc. ("DE.com"), a subsidiary of the Company, entered into an Asset Purchase Agreement, dated as of July 24, 2000 (the "Asset Agreement"), by and among the Company, DE.com, HealthCentral.com, and HCC Subsidiary Corp. ("Acquisition Sub"). Under the terms of the Asset Agreement, Acquisition Sub will acquire substantially all of the assets and assume certain liabilities of DE.com in exchange for non-voting preferred stock of HCC.com and assumption of certain liabilities by HCC.com (the "Acquisition").

         The Acquisition is subject to various conditions set forth in the Asset Agreement, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act.

         On July 25, 2000, HCC.com issued a press release announcing the Acquisition and on August 3, 2000 DE.com issued a press release regarding the Acquisition. These press releases are attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference in their entirety.

         Exhibit 99.1 to this current report on Form 8-K contains forward-looking statements that reflect HCC.com's management goals, objectives and expectations. These statements related to, among other things, benefits to be realized by both the Company and HCC.com from the Acquisition. These statements are of particular importance in this Acquisition because under the terms of the deal, the Company has the opportunity to earn additional amounts of convertible preferred stock if certain revenue targets from additional sources of revenues are met. Achievement of the expressed goals, objectives and expectations is subject to certain risks and uncertainties that could cause actual results to differ materially from those goals, objectives or expectations. Important factors that may cause such differences include, but are not limited to, HCC.com's limited operating history and need to generate revenues, any failure to integrate the DE.com acquisition and other acquisitions or manage growth, the substantial competition in the eHealth market, HCC.com's substantial payment obligations, risks inherent in operating an online pharmacy, possible liability related to content on or accessed through HCC.com's Web sites, the need to build a brand name quickly, the effect of substantial and changing government regulation, possible systems interruptions, and a failure to attract and retain key employees and risks related to intellectual property.

         Exhibit 99.2 to this current report on Form 8-K contains forward-looking statements that reflect the Company's management goals, objectives and expectations. Except for historical information contained herein, the statements in this release related to the Company are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to differ materially from forecasted or expected results. These risks include, among other things, the competitive environment of the online drugstore industry in general, the ability of the Company to secure and maintain key contracts and relationships, technical issues related to the development of the website, and economic conditions in general. These and other risks are more fully described in the Company's filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

                  99.1   Press Release dated July 25, 2000, corrections attached
                  99.2   Press Release dated August 3, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DRUG EMPORIUM, INC.

                                               By: /s/ Terry L. Moore
                                                   -----------------------
                                                   Terry L. Moore
                                                   Chief Financial Officer

Dated: September 14, 2000

                                    FORM 8-K

                               DATED JULY 24, 2000

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.            DESCRIPTION
-----------            -----------

    99.1               Press Release dated July 25, 2000, corrections attached

    99.2               Press Release dated August 3, 2000